UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2024 (February 20, 2024)

Frontier Investment Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40570	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 309, Ugland House

Grand Cayman, Cayman Islands

E9 KY1-1104

(Address of principal executive offices, including zip code)

(302) 351-3367

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	FICVU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	FICV	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	FICVW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Trust Amendment Agreement

As approved by its shareholders at an extraordinary general meeting held on February 20, 2024 (the “Special Meeting”), Frontier Investment Corp (the “Company”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment to the investment management trust agreement dated as of July 6, 2021 (the “Trust Agreement”), to advance the time to complete a business combination from July 06, 2024 (the “Termination Date”) to February 21, 2024 (the “Early Termination Date”). This proposal is referred to as the “Trust Agreement Amendment Proposal”.

Item 5.03. Amendments to Articles of Association or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Special Meeting held on February 20, 2024, the following proposal was approved in accordance with the Company’s Amended and Restated Memorandum of Association and Articles of Association (together the “Articles of Association”), amending the Articles of Association to advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from July 6, 2024 (the “Current Termination Date”) to, the Early Termination Date such that: (i) in Article 49.7 of the Charter, the words "In the event that either the Company does not consummate a Business Combination within 36 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles (the "Extended Date"), the Company shall" be deleted and replaced with the words "In the event that either the Company does not consummate a Business Combination by February 21, 2024, or such later time as the Members may approve in accordance with the Articles (the "Early Termination Date"), the Company shall"; (ii) in Article 49.8(a)(ii) of the Charter, the words "within thirty-six months after the Extended Date" be deleted and replaced with the words "by the Early Termination Date"; and (iii) in Article 49.10(b)(ii)(A), the words "beyond thirty-six months after the closing of the IPO" be deleted and replaced with the words "beyond the Early Termination Date". This proposal is referred to as the “Charter Amendment Proposal”.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 20, 2024, the Company held the Special Meeting. On January 25, 2024, the record date for the Special Meeting, there were 7,733,696 ordinary shares entitled to be voted at the Special Meeting. This includes 2,733,696 publically held Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), 4,999,999 Class A shares held by Frontier Disruption Capital (the Sponsor” of the Company), and one Class B ordinary shares, par value $0.0001 per share (“Class B Share”) held by the Sponsor, together being the issued and outstanding ordinary shares of the Company (collectively referred to as the “Shares”). At the meeting, 5,048,266 or 65.28% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are as follows:

1. Charter Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to advance the date by which it has to complete a business combination from July 06, 2024 to February 21, 2024. Approval of the Charter Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Charter Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,048,266	0	0	0

2. Trust Agreement Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as a special resolution,  to allow the Company to advance the time to complete a business combination to February 21, 2024. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,048,266	0	0	0

Item 8.01. Other Events.

As of the close of business on February 23, 2024, the Public Shares will be deemed cancelled, and each Public Share will represent only the right to receive a redemption amount equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares. The expected payout to public shareholders will be $10.75 per share. The Company anticipates that the last day of trading of the Public Shares and the Company’s publicly traded units and warrants will be on February 22, 2024 and trading of Public Shares will be suspended effective before the opening of markets on February 23, 2024.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Notice of Changes to the Amended and Restated Memorandum of Association and Articles of Association dated February 20, 2024
10.1	Amendment to the Investment Trust Management Agreement between the Company and the Trustee dated February 20, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER INVESTMENT CORP

Dated: February 22, 2024	By:	/s/ Asar Mashkoor
Name: Asar Mashkoor
Title: Chief Executive Officer